Exhibit 99.6

MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (“Agreement”) is entered into on June 10, 2016 (the “Effective Date”), between Shawn Burdon (“Developer”), with its principal place of business located at 307-1397 West 71st Ave Vancouver, BC V6P 3B4 and AppSoft Technologies, Inc (“Client”), with its principal place of business located at 1225 Franklin Ave Suite 325 Garden City, NY 11530.

1.	DEFINITIONS

In this Agreement, unless otherwise expressly defined or the context otherwise requires:

A.	“Agreement” means this services agreement, any Statement of Works and all related amendments.

B.	“Data” means all information in hard copy or in electronic form, which is used in the performance of Services under this Agreement.

C.	“Service” means a service as specified in a Statement of Work, which Developer provides to Client under this Agreement.

D.	“Statement of Work” means the mutually signed Exhibits attached to this Agreement, or the quote or fee estimate as amended or modified between the parties from time to time, which describes a Service to be provided by Developer to Client and any additional terms and conditions relating specifically to such Service.

E.	“Software” means computer programs, regardless of format or medium, their documentation and specifications.

2.	SERVICES

A.	Agreement to Perform Services: Developer agrees to perform and Client agrees to accept the Services described in the Statement of Work in accordance with the terms and conditions of this Agreement.

B.	Change Orders: Additions or modifications to the Services may be accomplished through the use of a “Change Order”. A Change Order must be in writing and signed by each party in order to be effective. The procedure for creating a Change Order is as follows: (a) Client shall submit a written request to Developer specifying the additions or modifications to the Services desired (the “Change Notice”); and (b) if Developer is prepared to add to or modify the Services as requested by the Client, it shall prepare and submit an amendment to the Statement of Work (the “Change Order”) to Client which shall include a description of the changes to the Services and any additional fees. On obtaining the Client’s written signature to the Change Order, the Change Order will become part of the Statement of Works.

C.	Right to Subcontract: Developer may not subcontract to any third party any of the Services to be provided to the Client hereunder, without the written consent of the Client. In the event Developer subcontracts any of the Services to a third party service provider, Developer shall be and remain fully responsible for any acts of such subcontractors.

D.	No Exclusivity: Client acknowledges that nothing in this Agreement obliges Developer to devote all or substantially all of its time or attention to the Services and that nothing shall restrict or prevent Developer from entering into agreements with other persons concerning the provision of similar services.

3.	TERMS, TERMINATION AND SUSPENSION OF SERVICE

A.	Term: The term of this Agreement shall commence on the Effective Date and shall continue thereafter until the later of completion of the Services provided for in this Agreement (the “Term”), unless terminated earlier as provided herein.

B.	Termination: Client may terminate this Agreement without cause upon thirty (30) days written notice. Either party may terminate this Agreement for material breach, provided, however, that the terminating party has given the other party at least fourteen (14) days written notice of and the opportunity to cure the breach. Termination for breach will not alter or affect the terminating party’s right to exercise any other remedy for breach. Additionally, either party may terminate this Agreement effective immediately upon written notice if: (a) all or a substantial portion of the assets of the other party are transferred to an assignee for the benefit of creditors to a receiver or to a trustee in bankruptcy; (b) a proceeding is commenced by or against the other party for relief under the bankruptcy or similar laws, and such proceeding is not dismissed within sixty (60) days; or (c) the other party is adjudged bankrupt.

With respect to any termination of this Agreement, whether without cause by Client or for any other reason, and subject to Client’s payment of the required fees for Work provided up to the date of termination, Developer shall promptly deliver to Client all Work, including the Software, performed by Developer up to the date of termination, even if such Work and/or Software is not yet completed at such time.

4.	PRICE AND PAYMENT TERMS

Client will pay Developer for the Work at the price and on the terms set forth in corresponding Statement of Work. Developer will not be liable for any interest or penalties incurred due to late payment or nonpayment of these taxes by Client, but instead Client will be fully responsible for payment of said interest and penalties.

5.	DEVELOPER RESPONSIBILITIES AND REPRESENTATIONS

A.	Perform the Services defined within each Statement of Work to the best of its ability and with the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances;
B.	Liaise with Client through Client’s coordinator on matters related to the Services;
C.	Notify Client, whenever practicable, if expenses beyond the defined charges within a Service Schedule may be incurred;
D.	Invoice Client according to the terms of this Agreement and the applicable Statement of Work for the Services performed; and
E.	Subject to Section 8, proceed according to Client’s reasonable instructions for the disposition of Client’s Data and supplies on the termination of any Statement of Work.

6.	CLIENT RESPONSIBILITIES AND REPRESENTATIONS

A.	Provide all necessary Data and any special forms or other required materials or information to Developer on schedule or in a timely fashion to enable Developer to provide the Services.
B.	Ensure the accuracy, legibility, and completeness of all Data supplied to Developer and be solely responsible for the results obtained from Client’s use of any of the Services.
C.	Liaise with Developer through a coordinator Client will identify, on matters related to the Services and authorize that coordinator to make decisions on behalf of Client in relation to the implementation of this Agreement and the Services and any changes thereto.
D.	Comply with Developer’s security and operating procedures (as may be revised or amended by Developer from time to time) when Client’s employees or agents are interfacing with Developer installed systems.
E.	Control, and be responsible for the use of, account information, user ids and passwords related to the Services and, where required, when interfacing with Developer installed systems.

7.	SOFTWARE AND INTELLECTUAL PROPERTY RIGHTS

A.	Subject to Client’s payment to Developer of the compensation as provided in this Agreement, Developer’s Work (including the Software, Technical Design and the Documentation) will be deemed a “commissioned work” and “work made for hire” to the greatest extent permitted by law and Client will be the sole owner of the Software and/or any works derived therefrom. To the extent that Developer’s Work is not properly characterized as “work made for hire,” Developer hereby irrevocably assigns to Client all right, title and interest in and to Developer’s Work and the Software (including but not limited to the copyright therein), and any and all ideas and information embodied therein, in perpetuity and throughout the world. Except to the extent otherwise provided in this Agreement, Developer retains no right, ownership, or title in the Developer’s Work, Software, Technical Design and the Documentation, or any related copyrights, trademarks, patents, trade secrets, Confidential Information, or any other proprietary rights obtained on the Software, Technical Design or the Documentation. The parties agree that the Software, Technical Design and the Documentation, and all associated intellectual property rights are being sold in their entirety to Client for whatever use Client desires. Nothing in this Agreement may be construed to convey a mere license to Client. Developer agrees to cooperate with Client, without additional compensation, in providing information or performing any necessary actions to register and secure any copyrights, patents, or trademarks or other intellectual property rights for the benefit of Client. Upon request, each party hereto shall execute and deliver any instruments, assignments, confirmations of assignments, or other written instruments as the other party may request in the ordinary course of business related to the Software, Technical Design and the Documentation or the rights or obligations set forth herein.

B.	Developer also grants to Client a royalty free, fully-paid, non-exclusive, perpetual, worldwide right and license in and to any other underlying software or platform used by Developer, separate and apart from the Software itself, in performing the Work and completing the Software as may be needed from time to time by Client in order to update the Software and/or make the Software perform according to Client’s needed specifications from time to time. Client hereby grants to Developer a perpetual, royalty-free, worldwide, non-exclusive license in the Software on an internal basis only for the sole purpose of allowing Developer to perform its obligations under this Agreement and for no other purpose.

8.	CONFIDENTIALITY

A.	All information relating to Client that is known to be confidential or proprietary, or which is clearly marked as such, or which Client considers in its discretion to be confidential or proprietary, including without limitation this Agreement and the fact of Developer’s engagement by Client hereunder (collectively, “Client’s Confidential Information”), will be held in confidence by Developer and will not be used by Developer except to the extent that such use is reasonably necessary to the performance of Developer’s Work. Developer also will not disclose Client’s Confidential Information to any other person or party except as may be expressly authorized by Client in writing prior to such disclosure.

B.	All information relating to Developer that is known to be confidential or proprietary, or which is clearly marked as such, or which Developer considers in its discretion to be confidential and proprietary, including without limitation this Agreement (collectively, “Developer’s Confidential Information”), will be held in confidence by Client and will not be used by Client except to the extent that such use is reasonably necessary to the performance of Client’s duties and obligations under this Agreement. Client also will not disclose Developer’s Confidential Information to any other person or party except as may be expressly authorized by Developer in writing prior to such disclosure. Notwithstanding the foregoing, the parties agree that Developer’s Confidential Information shall not include the Software.

C.	These obligations of confidentiality will extend for a period of three (3) years after the termination of this Agreement, but will not apply with respect to information that is independently developed by the parties, lawfully becomes a part of the public domain, or of which the parties gained knowledge or possession free of any confidentiality obligation. If either party is compelled by any law or authority with jurisdiction over such party to disclose the other party’s Confidential Information, the party being compelled shall limit the disclosure as much as practicable under the circumstances, and shall immediately notify the other party upon having knowledge of the law or authority requiring disclosure of the Confidential Information so that such other party may intervene as necessary to protect its rights and interests in and to such Confidential Information.

D.	Client and Developer acknowledge that any breach of Section 8 by a receiving party will irreparably harm the disclosing party. Accordingly, in the event of a breach, the disclosing party is entitled to promptly seek injunctive relief in addition to any other remedies that it may have at law or in equity.

9.	DISCLAIMER OF WARRANTIES, LIMITATION OF LIABILITY, INDEMNIFICATION

a.A.	THESE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY ORAL OR WRITTEN REPRESENTATIONS, PROPOSALS OR STATEMENTS MADE ON OR PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT. DEVELOPER EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES NOT STATED HEREIN.

a.B.	Developer Indemnification: Developer shall indemnify and hold Client harmless from any loss, claim, or damage (including attorney’s fees) to persons or property arising out of this Agreement, the Software, or the Services to the extent that the loss, claim, or damage is caused by Developer’s breach of any term of this Agreement or the intentional act of Developer. This indemnity survives termination of this Agreement.

a.C.	Indemnification against Infringement: In performing services under this Agreement, Developer agrees not to design, develop, or provide to Client any items that infringe one or more patents, copyrights, trademarks or other intellectual property rights (including trade secrets), open source licenses, privacy, or other proprietary rights of any person or entity. If Developer becomes aware of any such possible infringement in the course of performing any work hereunder, Developer shall immediately so notify Client in writing. Developer agrees to indemnify, defend, and hold Client, its officers, members, employees, representatives, agents, and the like harmless for any such alleged or actual infringement and for any liability, debt, or other obligation arising out of or as a result of any infringement on third party’s proprietary contractual rights or rights in its patent, copyright, trade secret, or trademark rights valid at common law or under state or federal law or any third party rights in its patents existing on the date the Software, Technical Design or the Documentation was accepted by Client or claims, damages, or liabilities relating to (i) this Agreement (including any changes or amendments thereto), (ii) the performance of the Agreement, or (iii) the Deliverables. This indemnification will be effective so long as Client promptly notifies Developer of any such claim and provides assistance and information to Developer that it reasonably requests to help defend against such claims. This indemnification will not cover any claims resulting from Client’s unauthorized modification of the Software. This indemnity survives termination of this Agreement.

a.D.	Client Indemnification: Except as provided herein, Client shall indemnify and hold Developer harmless from any loss, claim, or damage (including attorney’s fees) to persons or property arising out of this Agreement to the extent that the loss, claim, or damage is caused by Client’s breach of any term of this Agreement or the intentional act of Client. This indemnity survives termination of this Agreement.

a.E.	Limitation of Liability: Except for claims related to confidentiality or infringement of intellectual property rights, neither party will be liable to the other for special, indirect or consequential damages incurred or suffered by the other arising as a result of or related to the performance of Developer’s Work, whether in contract, tort or otherwise, even if the other has been advised of the possibility of such loss or damages.

10.	RELATION OF PARTIES

The performance by Developer of its duties and obligations under this Agreement will be that of an independent contractor, and nothing in this Agreement will create or imply an agency relationship between Developer and Client, nor will this Agreement be deemed to constitute a joint venture or partnership between the parties.

11.	EMPLOYEE SOLICITATION/HIRING; NON-COMPETITION

A.	During the period of this Agreement and for two (2) years thereafter, neither party will directly or indirectly solicit or offer employment to or hire any individual known by the party to be an employee, former employee, subcontractor or former subcontractor of the other party; provided, however, that notwithstanding the foregoing, either party hereto may hire any individual who responds to a general advertisement or solicitation for employment, or who seeks out employment with such party, in either case as long as the hiring party does not violate the foregoing restriction provided above in this sentence. The terms “former employee” and “former subcontractor” will include only those employees or subcontractors of either party who were employed or utilized by that party within six (6) months immediately prior to the alleged violation.

B.	During the Term and for a period of three (3) years immediately following date of termination (regardless of whether termination is initiated by Developer or Client or caused by completion of the Term), neither Developer nor any of Developer’s owners, agents, employees, members, or managers shall, individually or collectively, as a participant in a partnership, sole proprietorship, corporation, limited liability company, or other entity, or as an operator, investor, shareholder, employee, partner, director, consultant, manager, or advisor of any such entity, or in any other capacity whatsoever, either directly or indirectly, enter into or participate in any business which is in direct or indirect competition with Client’s business worldwide. Further, except as expressly provided herein, Developer shall not utilize the Software, Documentation, or Technical Design for any external purposes; such use shall be limited to internal use related to the Services and Maintenance as provided herein. Developer shall not, independently or with a third party, develop, license, sell or distribute, or explore any opportunity to develop, license, sell or distribute any software substantially similar to the Software for any direct or indirect competitor of Client during the Term and for a period of three (3) years thereafter, or the third anniversary of the date of this Agreement, whichever occurs first.

C.	Developer acknowledges that the covenants and assurances made by Developer pursuant to this Section 11 were a material inducement to Client’s entry into this Agreement, and that Developer’s covenant not to compete is necessary to insure Client’s successful continuation of the Business, and that irreparable harm and damage will be done to Client in the event that Developer competes with Client in violation of this Section 11. Developer understands and agrees that the scope and duration of the covenants contained in this Section 11 are reasonable both in time and geographical area and are necessary to protect the legitimate business interests of Client. Developer further agrees that such covenants shall be regarded as divisible and shall be operative as to time and geographical area to the extent that they may be made so and, if any part of such covenants is declared invalid or unenforceable, the validity and enforceability of the remainder shall not be affected.

12.	PUBLICITY AND USE OF NAME

Without the prior written consent of the other party, neither party shall disclose the terms and conditions of this Agreement, except such disclosure may be made as is reasonably necessary to the disclosing party’s bankers, attorneys, or accountants or except as may be required by law. Developer shall not disclose or identify Client orally or in any of Developer’s advertising, publication, or other media, except with prior written consent of Client.

13.	ARBITRATION

Any dispute arising under this Agreement will be subject to binding arbitration by a single Arbitrator with the American Arbitration Association (AAA), in accordance with its relevant industry rules, if any.

14.	GOVERNING LAW

This Agreement shall be governed for all purposes by the laws of New York, without regard to conflict of laws principles. Any and all disputes arising out of or in connection with this Agreement, its performance or breach, shall be resolved by a court of competent jurisdiction in or serving New York County, New York, or in a U.S. District Court located in the State of New York. Each party hereby consents to the exclusive jurisdiction and venue of such courts, and to receive service of process by U.S. first class mail.

15.	ATTORNEYS’ FEES

If any litigation or arbitration is necessary to enforce the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys’ fees and costs.

16.	REMEDIES

Except as otherwise provided herein, the rights and remedies of Developer and Client set forth herein with respect to failure of the other to comply with the terms of this Agreement including, without limitation, rights of full termination of this Agreement, are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved party shall in all events be entitled to seek whatever additional remedies may be available in law or in equity.

17.	SEVERABILITY

If any term of this Agreement is found to be unenforceable or contrary to law, it will be modified to the least extent necessary to make it enforceable, and the remaining portions of this Agreement will remain in full force and effect.

18.	FORCE MAJEURE

Neither party will be held responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay is caused by events or circumstances beyond the delayed party’s reasonable control, such as, Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, or strike.

19.	WAIVER AND MODIFICATION

The waiver by any party of any breach of covenant will not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be in writing, and signed by the party waiving its rights. This Agreement may be modified only by a written instrument executed by authorized representatives of the parties hereto.

20.	ENTIRE AGREEMENT

This Agreement, together with any attachments referred to herein, constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all prior agreements, proposals, negotiations, representations or communications relating to the subject matter. Both parties acknowledge that they have not been induced to enter into this Agreement by any representations or promises not specifically stated herein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

SHAWN BURDON [DEVELOPER]		APPSOFT TECHNOLOGIES, INC.[CLIENT]

By:	/s/ Shawn Burdon	By:	/s/ Brian Kupchik
		Name:	Brian Kupchik
		Title:	CEO

STATEMENT OF WORK (SOW)

THIS STATEMENT OF WORK (“Agreement”) is entered into on June 10, 2016 (the “Effective Date”), between Shawn Burdon (“Developer”), and Appsoft Technologies, Inc. (“Client”) in accordance with the mutually signed Master Services Agreement entered into on June 10, 2016.

1.	FUNCTIONAL SCOPE AND REQUIREMENTS

Functional scope and requirements shall be as directed by the Chief Executive Officer of the Company from time to time.

2.	PAYMENT, TERMS OF PAYMENT, AND PROFIT SHARING

The total development cost is $4,000 USD. $2,000 USD will be paid upfront, a second installment of $2,000 will be paid upon completion delivery of the completed codebase. Proceeding project closure, if available ending budget permits, a bonus payment in the amount of $1,000 USD will be added to the second payment installment.

3.	ACCEPTANCE OF SOW

This SOW, in conjunction with the Master Service Agreement (MSA) and any/all other SOW(s) shall upon execution by both parties, constitute the complete and exclusive agreement between Client and Developer with respect to the consulting services described herein. Unless and until such mutual execution, neither party shall have any obligation to the other hereunder.

IN WITNESS WHEREOF, THE PARTIES HAVE AGREED TO THIS SOW AS EVIDENCED BY THEIR SIGNINGS BELOW.

SHAWN BURDON [DEVELOPER]		APPSOFT TECHNOLOGIES, INC.[CLIENT]

By:	/s/ Shawn Burdon	By:	/s/ Brian Kupchik
		Name:	Brian Kupchik
		Title:	CEO